                                                                   Exhibit 3.123

STATE OF NEW YORK   } SS:
DEPARTMENT OF STATE }

I HEREBY CERTIFY THAT THE ANNEXED COPY HAS BEEN COMPARED WITH THE ORIGINAL DOCUMENT IN THE CUSTODY OF THE SECRETARY OF STATE AND THAT THE SAME IS A TRUE COPY OF SAID ORIGINAL.

     WITNESS MY HAND AND SEAL OF THE DEPARTMENT OF STATE ON MAY 28 2002

[SEAL]

                                                        /s/ [ILLEGIBLE]
                                               SPECIAL DEPUTY SECRETARY OF STATE

DOS-1266 (7/00)

[ILLEGIBLE]

                          CERTIFICATE OF INCORPORATION

                                       OF

                               CHET BISNETT, INC.
                            UNDER SECTION 402 OF THE
                            BUSINESS CORPORATION LAW

          The undersigned being over the age of twenty-one under Section 402 of the New York Business Corporation Law, does hereby set forth:

          (1) The name of the corporation is CHET BISNETT, INC.

          (2) The purposes for which it is formed are as follows:
          To buy and sell all kinds of junk of every kind and nature, including but not limited to metal, paper, rags, glass, plastic and wood. To generally engage in the salvage business including but not limited to the purchase of buildings, machinery and equipment of every kind and nature for salvage purposes. To sell, rent or lease all machinery and equipment necessary for the operation of a salvage business.
          To acquire, by purchase, lease or otherwise, all real and personal property necessary to carryout the aforesaid purposes and objects.

          (3) The office of the corporation is to be located in the Incorporated Village of Potsdam, County of St. Lawrence and State of New York.

          (4) The aggregate number of shares which the corporation shall have authority to issue is 200 shares, which shares are to be without par value.

          (5) The Secretary of State is designated as the agent of the corporation upon whom process against it may be served. The post office address to which the secretary of state shall mail a copy of any process against it served upon him is Outer Maple Street, Potsdam, New York.

504950

          (6) The duration of the corporation shall be perpetual.


                                                      /s/ Chester G. Bisnett
                                                      --------------------------
                                                          Chester G. Bisnett
                                                          R.D.1
                                                          Norwood, New York

STATE OF NEW YORK      }
                       }SS.:
COUNTRY OF ST. LAWRENCE}

          On this 23 day of June, 1965, before me personally came CHESTER G. BISNETT, to me known and known to me to, be the person described in end who executed the foregoing Certificate of Incorporation, and he duly acknowledged to me that he had executed the same.

                                                           /s/ Lee H. Turner
                                                      --------------------------
                                                            Notary Public

                                                         LEE H. TURNER
                                                Notary Public, State of New York
                                                         No. 24 - 9399350
                                               Qualified in St. Lawrence County
                                               Commission Expires March 30, 1996

                                     L-S6/24

                                  St. Lawrence
                                        C.
                                     504950

                          Certificate of Incorporation

                                       of

                                Chet Bisnett, Inc.

                                STATE OF NEW YORK
                               DEPARTMENT OF STATE
                                FILED JUN 24 1965
                                     TAX $10
                                 FILING FEE $50

                                 /s/ [ILLEGIBLE]
                               Secretary of State

                               By /s/ [ILLEGIBLE]

                                  LEE H. TURNER
                                 ATTORNEY AT LAW
                                  NORWOOD, N.Y.

STATE OF NEW YORK   } SS:
DEPARTMENT OF STATE }

I HEREBY CERTIFY THAT THE ANNEXED COPY HAS BEEN COMPARED WITH THE ORIGINAL DOCUMENT IN THE CUSTODY OF THE SECRETARY OF STATE AND THAT THE SAME IS A TRUE COPY OF SAID ORIGINAL.

     WITNESS MY HAND AND SEAL OF THE DEPARTMENT OF STATE ON MAY 28 2002

[SEAL]

                                                        /s/ [ILLEGIBLE]
                                               SPECIAL DEPUTY SECRETARY OF STATE

DOS-1266(7/00)

                              CERTIFICATE OF MERGER

D.C.                                   OF                                   D.C.

                        B. and C. SANITATION CORPORATION

                                       AND

                               CHET BISNETT, INC.

                                      INTO

                               CHET BISNETT, INC.

               UNDER SECTION 904 OF THE BUSINESS CORPORATION LAW.

     We, the undersigned, being respectively the President and Secretary of B. and C. SANITATION CORPORATION and the President and Secretary of CHET BISNETT, INC., certify:

     1. The name of each constituent corporation is as follows: B. AND C. SANITATION CORPORATION and CHET BISNETT, INC. The name of the surviving corporation is CHET BISNETT, INC.

     2. The number of outstanding shares of B. and C. Sanitation Corporation is sixteen (16) shares of common stock, all one (1) class, $100 par value, all of which are entitled to vote. The number of outstanding shares of Chet Bisnett, Inc. is sixty-eight (68) shares of common stock, all one (1) class, no par value, all of which are entitled to vote.

     3. The Certificate of Incorporation of Chet Bisnett, Inc., the surviving corporation is amended as follows:

          A. Paragraph "1" of the Certificate of Incorporation shall read as follows:

B 478279

          "1. The name of the Corporation shall be WASTE SYSTEM MANAGEMENT,
INC.".

          B.  The following new paragraph "7" shall be added thereto;

          "7. A dissolution of the Corporation may be authorized by the written demand of the holders of not less than fifty (50%) of all of the outstanding shares of the Corporation entitled to vote thereon. The demand for dissolution must be signed by the holders of those shares in favor of dissolution. The demand shall be sent by registered or certified mail, return receipt requested, to the secretary of the corporation or, if the secretary is one of the holders of those shares in favor of dissolution, to any other officer of the corporation who is not one of the holders of those shares in favor of dissolution, at the corporate office. If the signed and verified certificate of dissolution is not delivered to the Department of State and filed within thirty (30) days after receipt by the secretary or other officer, as the case may be, of the written demand for dissolution, the certificate may be signed, certified and delivered to the Department of State by the holders of those shares in favor of dissolution. This provision may only be amended or deleted upon a vote of the holders of at least sixty percent (60%) of all of the outstanding shares entitled to vote."

     4.   The Certificate of Incorporation of B. and C. Sanitation
Corporation was filed by the Department of State on March 7, 1972. The Certificate of Incorporation of Chet Bisnett, Inc. was filed by the Department of State on June 24, 1965.

     5.   The merger was authorized at a meeting of the shareholders of B.
and C. Sanitation Corporation by unanimous vote of the holders of all of the outstanding shares entitled to vote thereon and at a meeting of the shareholders of Chet Bisnett, Inc. by unanimous vote of the holders of all of the outstanding shares entitled to vote thereon. The Plan of Merger has not been abandoned.

DATED:   Potsdam, New York.
         March 28th, 1987 by the undersigned who affirms that the statements made herein are true under the penalties of perjury.

                                                B. and C. Sanitation Corporation


                                               by: /s/ James R. Bruno
                                                   -----------------------------
                                                   JAMES R. BRUNO, PRESIDENT

                                                   /s/ Faye L. Cornwell
                                                   -----------------------------
                                                   FAYE L. CORNWELL, SECRETARY

                                                   Chet Bisnett, Inc.

                                               by: /s/ Chester G. Bisnett
                                                   -----------------------------
                                                   CHESTER G. BISNETT, PRESIDENT

                                                   /s/ Chester W. Bisnett
                                                   -----------------------------
                                                   CHESTER W. BISNETT, SECRETARY

STATE OF NEW YORK       )
COUNTY OF               )ss:

     On this 28th day of March, 1987, before me personally appeared FAYE L. CORNWELL, to me known, who, being by me duly sworn, did depose and say that she resides at Central Bridge, New York, she is the Secretary of B. AND C. SANITATION CORPORATION, the corporation described in and which executed the foregoing instrument; that she knows the seal of such corporation; that the seal affixed to the foregoing instrument is such corporate seal; that it was so affixed by order of the Board of Directors of such corporation; and that she signed her name thereto by like order.

DAVID N. CUBLEY                                          /s/ David N. Cubley
Notary Public, State of New York                   -----------------------------
Qualified in St. Lawrence County                           NOTARY PUBLIC
My Commission Expires [ILLEGIBLE] 1987


STATE OF NEW YORK       )
COUNTY OF               )ss:

     On this 28th day of March, 1987, before me personally appeared CHESTER W. BISNETT, to me known, who, being by me duly sworn, did depose and say that he resides at Hannawa Falls, New York, he is the Secretary of CHET BISNETT, INC., the corporation described in and which executed the foregoing instrument; that he knows the seal of such corporation; that the seal affixed to the foregoing instrument is such corporate seal; that it was so affixed by order of the Board of Directors of such corporation; and that he signed his name thereto by like order.

DAVID N. CUBLEY                                          /s/ David N. Cubley
Notary Public, State of New York                   -----------------------------
Qualified in St. Lawrence County                           NOTARY PUBLIC
My Commission Expires [ILLEGIBLE] 1987

                                    B478279
                                    RECEIVED
                                MAR 31 12 PM '87
                              CERTIFICATE OF MERGER
                                       OF
                              B. and C. SANITATION               [ILLEGBILE]
                                   CORPORATION
                                       AND
                               CHET BISNETT, INC.

                                      INTO

                               CHET BISNETT, INC.

                            UNDER SECTION 904 OF THE
                            BUSINESS CORPORATION LAW

STATE OF NEW YORK
DEPARTMENT OF STATE

FILED APR 1-1987

AMT. OF CHECK $70
FILING FEE $60
TAX $ ________
COUNTY FEE $ _____
COPY $ ________
CERT $ ________
REFUND $ ______
SPEC HANDLE $10

BY: [ILLEGIBLE]
    ----------------
    St. Lawrence
                              CUBLEY & CUBLEY, P.C.
                        ATTORNEYS AND COUNSELLORS AT LAW
                                 33 MAIN STREET                  [ILLEGBILE]
                             POTSDAM, NEW YORK 13676
                                 TELEPHONE (315)
                                    265-2690

[ILLEGIBLE]

STATE OF NEW YORK     }
DEPARTMENT OF STATE   } SS:

I HEREBY CERTIFY THAT THE ANNEXED COPY HAS BEEN COMPARED WITH THE ORIGINAL DOCUMENT IN THE CUSTODY OF THE SECRETARY OF STATE AND THAT THE SAME IS A TRUE COPY OF SAID ORIGINAL.

     WITNESS MY HAND AND SEAL OF THE DEPARTMENT OF STATE ON MAY 28 2002

[SEAL]

                                                        /s/ [ILLEGIBLE]
                                               SPECIAL DEPUTY SECRETARY OF STATE

DOS-1266(7/00)

                            CERTIFICATE OF AMENDMENT

D.C.                                   OF                                   D.C.

                          WASTE SYSTEM MANAGEMENT, INC.

                UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

     I, the undersigned, President and Secretary respectively of WASTE SYSTEM MANAGEMENT, INC., hereby certify:

     1.   The name of the Corporation is WASTE SYSTEM MANAGEMENT, INC.

     2. The Certificate of Incorporation was originally filed by the Department of State on June 24, 1965 under the name CHET BISNETT, INC. A Certificate of Merger of B. AND C. SANITATION CORPORATION and CHET BISNETT, INC. A Certificate of Merger of B. AND C. SANITATION CORPORATION and CHET BISNETT, INC. into CHET BISNETT, INC. was filed by the Department of State on April 1, 1987. The Certificate of Merger changed the name of CHET BISNETT, INC. to WASTE SYSTEM MANAGEMENT, INC.

     3. Paragraph "1" of the Certificate of Incorporation is hereby amended to read as follows:

              "1. The name of the Corporation shall be WASTE STREAM MANAGEMENT, INC."

     4. The above amendment to the Certificate of Incorporation was authorized by the written consent of all of the directors of the Corporation in lieu of a meeting of Directors, followed by the written consent of the holders, of all outstanding shares entitled to vote thereon in lieu of a meeting of shareholders.

     IN WITNESS WHEREOF, this Certificate has been executed the 18 day of

B 548708

May, 1987.

                                                   /s/ Chester G. Bisnett
                                                   -----------------------------
                                                   CHESTER G. BISNETT, PRESIDENT

                                                   /s/ James R. Bruno
                                                   -----------------------------
                                                   JAMES R. BRUNO, SECRETARY

STATE OF NEW YORK )

COUNTY OF ONEIDA  )ss:

     JAMES R. BRUNO, being duly sworn, deposes and says:

     That he is the Secretary of WASTE SYSTEM MANAGEMENT, INC., the corporation described in and who signed the foregoing Certificate of Amendment; that he has read the foregoing Certificate and knows the contents thereof and that the same is true to his own knowledge.

                                                   /s/ James R. Bruno
                                                   -----------------------------
                                                   JAMES R. BRUNO, SECRETARY

Sworn to before me this 17 day of

May, 1987.

/s/ [ILLEGIBLE]
--------------------
NOTARY PUBLIC

DANIEL S. COHEN, P.C ATTORNEY AT LAW 258 GENESEE ST UTICA, NEW YORK 13502

                                    B548708

                            CERTIFICATE OF AMENDMENT
                                       OF

                          WASTE SYSTEM MANAGEMENT, INC.

                            UNDER SECTION 805 OF THE
                            BUSINESS CORPORATION LAW

                                       D.C

STATE OF NEW YORK
DEPARTMENT OF STATE

FILED: SEP 25 1987

AMT. OF CHECK $70
FILING FEE $60
TAX $ ________
COUNTY FEE $ _____
COPY $ ________
CERT $ ________
REFUND $___________
SPEC HANDLE $10

BY: /s/ [ILLEGIBLE]
    ----------------
    St. Lawrence
                              DANIEL S.COHEN, P.C.
                                ATTORNEYS AT LAW
                               258 GENESEE STREET
                              UTICA, NEW YORK 13502
                                 (315) 797-8066

nm assd 4-1-87
St.Law

L# B478279-4

Orig: Chet Bisnett, Inc.

6-24-68
#504950

New Name OK

JB 9/24

B 548708

028299

FILED

SEP 25 8 04 AM '87

STATE OF NEW YORK   } SS:
DEPARTMENT OF STATE }

I HEREBY CERTIFY THAT THE ANNEXED COPY HAS BEEN COMPARED WITH THE ORIGINAL DOCUMENT IN THE CUSTODY OF THE SECRETARY OF STATE AND THAT THE SAME IS A TRUE COPY OF SAID ORIGINAL.

     WITNESS MY HAND AND SEAL OF THE DEPARTMENT OF STATE ON MAY 28 2002

[SEAL]

                                                        /s/ [ILLEGIBLE]
                                               SPECIAL DEPUTY SECRETARY OF STATE

DOS-1266(7/00)

                                                                   F981029000652

                              CERTIFICATE OF MERGER

                                       OF

                              WS ACQUISITION, INC.

                                       AND

                               WASTE-STREAM, INC.

                                      INTO

                               WASTE-STREAM, INC.

                Under Section 904 of the Business Corporation Law

     We, the undersigned, being respectively the Vice President and Assistant Secretary of WS Acquisition, Inc., and the President and Secretary of Waste-Stream, Inc., certify:

The Agreement and Plan of the Merger was adopted by the board of directors of each constituent corporation.

     1.   The name of each constituent corporation is as follows:

                  WS Acquisition, Inc., and Waste-Stream, Inc.

     2.   The name of the surviving corporation is:

                               Waste-Stream, Inc.

     3. Waste-Stream, Inc. was initially incorporated under the name Chet Bisnett, Inc., which name was thereafter changed to Waste-Systems Management, Inc., which name was thereafter changed to Waste-Stream, Inc.

     4.   The number of outstanding shares of WS Acquisition, Inc. is ten
          (10) shares without par value, all of which are entitled to vote. The number of outstanding shares of Waste-Stream, Inc. is twenty-four (24) shares without par value, all of which shares are entitled to vote.

     5. The Certificate of Incorporation of WS Acquisition, Inc., was filed by the Department of State on the 8th day of October,

          1998 and the Certificate of Incorporation of Waste-Stream, Inc., was filed by the Department of State on June 24, 1965.

     6. The Merger was authorized by the Unanimous Written Consent of all outstanding shares of WS Acquisition, Inc., entitled to vote thereon and by the Unanimous Written Consent of all outstanding shares of Waste-Stream, Inc., entitled to vote thereon.

     7. The Merger shall be effective on the filing of this Certificate of Merger by the Department of State.

     IN WITNESS WHEREOF, the undersigned have each signed this certificate and affirmed the truth of the statements contained therein under penalty of perjury this 29th of October, 1998.

                                              WS ACQUISITION, INC.


                                              By: /s/ Jerry S. Cifor
                                                  -----------------------------
                                                  Jerry S. Cifor, Vice President
                                                  and Assistant Secretary

                                              WASTE-STREAM, INC.


                                              By: /s/ Howard J. Cornwell
                                                 -----------------------------
                                                 Howard J. Cornwell, President


                                              By: /s/ Chester W. Bisnett
                                                  ----------------------------
                                                  Chester W. Bisnett, Secretary

                                                                   F981029000652

                              CERTIFICATE OF MERGER

                                       OF

                              WS ACQUISITION, INC.

                                       AND

                               WASTE-STREAM, INC.

                                      INTO

                               WASTE-STREAM, INC.

                Under Section 904 of the Business Corporation Law

                                                              STATE OF NEW YORK
                                                             DEPARTMENT OF STATE
                                                              FILED OCT 29 1998
                                                              TAX $0
                                                              BY: JJW
                                                                 ---------------
                                                                 ST LAWRENCE

                     [NATIONWIDE INFORMATION SERVICES INC LOGO]
                                 52 James Street
                                Albany, NY 12207

                                 (800) 873-3482
                               (800) 234-8522 FAX

                                    * FILER:

                                  Jack Quigley
                           Corporate Assistant Manager

                                                                   F981029000676

STATE OF NEW YORK     }  SS:
DEPARTMENT OF STATE   }

I HEREBY CERTIFY THAT THE ANNEXED COPY HAS BEEN COMPARED WITH THE ORIGINAL DOCUMENT IN THE CUSTODY OF THE SECRETARY OF STATE AND THAT THE SAME IS A TRUE COPY OF SAID ORIGINAL.

     WITNESS MY HAND AND SEAL OF THE DEPARTMENT OF STATE ON MAY 28 2002

[SEAL]

                                                        /s/ [ILLEGIBLE]
                                               SPECIAL DEPUTY SECRETARY OF STATE

DOS-1266(7/00)

                                                                   F920219000052

          CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION

CT                                     OF                                     CT

                         WASTE STREAM MANAGEMENT, INC.

                            Under Section 805 of the
                           Business Corporation Law

     The undersigned, being the President and Secretary of WASTE STREAM MANAGEMENT, INC., hereby certify that:

     FIRST: The name of the corporation is WASTE STREAM MANAGEMENT, INC.

     SECOND: The name under which it was formed is Chet Bisnett, Inc.

     THIRD: The certificate of incorporation of the corporation was filed by the Department of State on June 24, 1965.

     FOURTH: The certificate of incorporation is amended to change the name of the corporation by deleting the present Paragraph 1 and by inserting as a new Paragraph 1 the following:

             The name of the corporation is WASTE-STREAM INC.

     FIFTH: The foregoing amendment of the certificate of incorporation was authorized by unanimous written consent of the Board of Directors pursuant to
Section 708 of the Business Corporation Law followed by action without a meeting by the holders of all of the outstanding shares entitled to vote thereon pursuant to Section 615 of the Business Corporation Law.

     IN WITNESS WHEREOF, the undersigned have signed this certificate on December 31, 1991 and affirm the statements contained herein as true under the penalties of perjury.

                                                      /s/ Howard J. Cornwell
                                                  -----------------------------
                                                  President: Howard J. Cornwell

                                                     /s/ Chester W. Bisnett
                                                  ----------------------------
                                                  Secretary: Chester W. Bisnett

                                                                   F920219000052

                                       CT
--------------------------------------------------------------------------------

                            CERTIFICATE OF AMENDMENT

                                     of the

                          CERTIFICATE OF INCORPORATION

                                       of

                         WASTE STREAM MANAGEMENT, INC.

                            Under Section 805 of the
                            Business Corporation Law.

--------------------------------------------------------------------------------
                            DATED: December 31, 1991
--------------------------------------------------------------------------------

                               STATE OF NEW YORK
                              DEPARTMENT OF STATE          FILED
                               FILED FEB 19 1992           FEB 19 2 37 PM '92

                               TAX $___________

                                     BY: MB
                                     ST LA

                                     BILLED

                          EVANS, SEVERN, BANKERT & PEET
                               231 GENESEE STREET
                                UTICA, NY 13501

                          RECEIVED FEB 18 11 14 AM '92

                                                                   F920219000061

                                        2